SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2015

USA SYNTHETIC FUEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54044	13-3995258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

312 Walnut Street, Suite 1600

Cincinnati, OH 45202

(Address of Principal Executive Offices, Zip Code)

(513) 762-7870
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

As previously disclosed by USA Synthetic Fuel Corporation (the “Company”), on March 17, 2015, the Company and its subsidiaries Lima Energy Company (“LEC”) and Cleantech Corporation (“CEC”) (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being administered under the caption “In re USA Synthetic Fuel Corporation, et al.,” Case No. 15-10599 (MFW) (the “Chapter 11 Cases”). The Debtors have continued to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed by the Company, in connection with the filing of the Chapter 11 Cases, the Debtors entered into that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of March 17, 2015 with Third Eye Capital Corporation (“TEC”) pursuant to which TEC agreed to acquire substantially all of the assets of the Debtors (the “Asset Sale”).  TEC subsequently assigned its rights and obligations under the Asset Purchase Agreement to American Future Fuels Corporation.  The closing of the Asset Sale occurred on June 3, 2015.

Following the Debtors’ sale of substantially all of their assets to the Buyer in the Asset Sale, the Debtors have diligently worked to wind-down their remaining business, while also evaluating their options for final resolution of the Chapter 11 Cases.  As described in the Conversion Motion described below, the Debtors have determined that it would be in the best interest of all creditors and stakeholders to convert the Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code.  Accordingly, on August 13, 2015, the Debtors filed a motion with the Bankruptcy Court seeking to convert their Chapter 11 cases into cases under Chapter 7 of the Bankruptcy Code (the “Conversion Motion”).  A hearing on the Conversion Motion has been scheduled for September 29, 2015.

If approved by the Bankruptcy Court, the Conversion Motion is expected to be effective on October 6, 2015.  If the Conversion Motion is approved by the Bankruptcy Court, the Debtors’ Chapter 11 Cases will be converted to cases under Chapter 7 of the Bankruptcy Code, and a trustee will be appointed or elected to liquidate the Debtors’ assets for distribution in accordance with the priorities established by Chapter 7 of the Bankruptcy Code.  If the conversion of the cases to Chapter 7 occurs, the Debtors will no longer remain in possession of their remaining assets and properties, they will cease operating their remaining businesses and managing their remaining properties as debtors-in-possession, and their assets and properties will be liquidated for the benefit of their creditors.  The Company believes that its stockholders will not receive any distributions in or after the liquidation proceedings, and, accordingly, that the shares of its common stock are worthless.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

All of the directors of the Company, which include Mr. J. Bradley Davis, Mr. John P. Proctor, Mr. William J. Weyand and Dr. Steven C. Vick, have resigned their positions effective as of 12:01 AM on August 16, 2015.  Concurrent with resigning from the Board of Directors, Dr. Steven C. Vick also resigned from his other positions with the Company, President and Chief Executive Officer, as well as his positions with the other Debtors, in each case effective as of 12:01AM on August 16, 2015.

In light of the resignations of its entire Board of Directors and the President and CEO of the Company, the Company expects that, if the Conversion Motion is approved, a trustee appointed by the United States Bankruptcy Court will assume control over all assets and operations of the Company.  Mr. Michael Newsom, Interim Chief Financial Officer, will continue in that capacity until a trustee is appointed and assumes control.

The resignations of Mr. Davis, Mr. Proctor, Mr. Weyand, and Dr. Vick are not the result of any disagreement with the Company regarding the Company’s operations, policies, or practices.

Item 7.01   Regulation RD Disclosure.

As a result of the Company's present financial condition discussed in more detail elsewhere herein, the Company does not anticipate filing any further reports under the Securities Exchange Act of 1934, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, or Current Reports on Form 8-K unless or until deemed appropriate by the chapter 7 trustee.  The Company does not expect to be able to distribute any proceeds to the Company’s stockholders in or after the expected liquidation proceedings and, therefore, believes that the shares of its common stock are worthless.

On June 4, 2015, the Debtors filed their monthly operating reports for the month of April 2015 (the “Monthly Operating Reports”) with the Bankruptcy Court. They may be obtained by downloading the full filing from the Bankruptcy Court at (http://www.deb.uscourts.gov).

Most of the Debtors’ filings with the Bankruptcy Court are available to the public at the offices of the Clerk of the Bankruptcy Court or the Bankruptcy Court’s web site (http://www.deb.uscourts.gov) or may be obtained through private document retrieval services. The Company undertakes no obligation to make any further public announcement or issue any update with respect to the documents filed with the Bankruptcy Court or any matters referred to therein.  Information contained on, or that can be accessed through the Bankruptcy Court’s web site, is not part of this Current Report.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01   Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The Company is currently unable to prepare pro forma financial information reflecting the transactions described in Item 1.03 of this Current Report on Form 8-K without unreasonable effort or expense and thus such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Exchange Act. As a debtor-in-possession under the Bankruptcy Code, the Company files monthly operating reports with the Bankruptcy Court, which reports include financial statements that are limited in scope, cover a limited time period, are prepared solely for the purpose of complying with requirements applicable in the Chapter 11 Cases and are in a format acceptable to the U.S. Trustee. The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

(d)	Exhibits

Exhibit Number	Description

99.1	Debtors’ Motion For Entry Of An Order Converting Debtors’ Chapter 11 Cases To Cases Under Chapter 7 Of The Bankruptcy Code

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. All statements contained in this Current Report on Form 8-K that are not statements of historical fact and all estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report on Form 8-K should be considered forward-looking statements. All forward-looking statements made in this Current Report on Form 8-K are predictions and not guarantees of future performance, involve material risks and uncertainties and are subject to change based on factors that are difficult to predict and that may be beyond the control of the parties. Such factors include, but are not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, including risks associated with third party motions, (iii) challenges and risks associated with the Company continuing to operate and manage its business under Chapter 11 protection, and (iv) other risks, uncertainties and factors described in the Company’s filings with the Securities and Exchange Commission. The Company will not undertake to publicly update or revise any forward-looking statements even if experiences or future changes make it clear that any projected results expressed or implied therein will not be realized. Furthermore, the Company does not expect to be able to distribute any proceeds to the Company’s stockholders in or after the expected liquidation proceedings and, therefore, believes that the shares of its common stock are worthless

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2015

 USA Synthetic Fuel Corporation

By: /s/ Dr. Steven C. Vick

Name: Dr. Steven C. Vick

Title: President and CEO